UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2024

First Trinity Financial Corporation

(Exact Name of registrant as specified in its charter)

Commission File No. 000-52613

Oklahoma	34-1991436
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7633 East 63rd Place, Suite 230, Tulsa, Oklahoma	74133-1246
(Address of principal executive offices)	(Zip Code)

918-249-2438
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act: None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Change in Control of the Company

(a)(1)(2) Gregg E. Zahn (“Mr. Zahn”) the holder of 100,000 shares of First Trinity Financial Corporation’s (the “Company”) Class B common stock may be deemed to have acquired control of the Company at its Annual Meeting of Shareholders held May 15, 2024 (“Annual Meeting”). See Item 5.07 below.

(a)(3) Mr. Zahn, under the Company’s Amended and Restated Certificate of Incorporation, as the holder of 100,000 shares (or 98.9%) of the Company’s Class B Common Stock nominated, pursuant to Schedule 14N filed with the Securities and Exchange Commission (“SEC”) and the Company on March 7, 2024, five of the eight nominees to the Company’s board of directors to be elected at the Annual Meeting. All five nominees are and have been long standing members of the Company’s board. All five nominees were elected and Mr. Zahn was also elected as one of the other three directors by holders of the Company’s Class A common stock. See Item 5.07 below.

(a)(4)(5)(6) Mr. Zahn acquired the Class B common stock in exchange for an equal number of shares of Class A common stock pursuant to an exchange offer made to all of the Company’s shareholders under the definitive proxy statement for the Company’s annual meeting held October 2, 2019. No other consideration was paid by Mr. Zahn for his shares of Class B common stock.

(a)(7) A description of the relative rights of the holder of the Company’s Class A and Class B common stock under the Amended and Restated Certificate of Incorporation is set forth in the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2020. A copy of the Amended and Restated Certificate of Incorporation was filed as Exhibit 3.1 thereto.

(b) As set forth above, Mr. Zahn as the holder of 98.9% of the Company’s Class B common stock has the right to elect a majority of the Company’s directors, therefore, his nominations could effect changes in the Company’s board of directors at future meetings of its shareholders.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of the shareholders of First Trinity Financial Corporation (the “Company”) was held on May 15, 2024 at 1:00 P.M. Central Daylight Savings Time at the Embassy Suites Tulsa, Premier Room – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145.

QUORUM

The total number of votes eligible to be cast at said Meeting of Shareholders, determined at the close of business on March 18, 2024, the record date fixed by the Company’s Board of Directors for determination of the number of votes that may be cast at said Meeting and of those persons entitled to notice of and to vote at said Meeting, is 9,485,442 Class A Common Stock and Class B Common Stock (9,384,340 Class A Common Stock and 101,102 Class B Common Stock).

There are present at said Meeting, in person or by proxy, persons entitled to cast 4,796,198 Class A Common Stock and Class B Common Stock votes (4,696,198 Class A Common Stock votes and 100,000 Class B Common Stock votes).

There being present at said Meeting, either in person or by proxy, persons entitled to cast more than 50% of the total number of votes eligible to be cast thereat, a quorum is present for the transaction of business.

PROPOSALS

The proposals voted on and approved or disapproved by the shareholders of the Company at the Annual Meeting were as follows:

Proposal Number 1 – Class A Common Stock

To elect four (4) directors to hold office for a term of one year or until their successors are duly elected and qualified.

The following four (4) individuals were elected. The votes were cast as follows:

	Total	Withhold	For All	Net
Director	Votes	All	Except	Total
Gregg E. Zahn	4,696,198	432,051	38,177	4,225,970
Charles W. Owens	4,696,198	432,051	13,184	4,250,963
George E. Peintner	4,696,198	432,051	29,180	4,234,967
Francine M. Zahn	4,696,198	432,051	102,502	4,161,645

Proposal Number 1 – Class B Common Stock

To elect five (5) directors to hold office for a term of one year or until their successors are duly elected and qualified.

The following five (5) individuals were elected. The votes were cast as follows:

	Total	Withhold	For All	Net
Director	Votes	All	Except	Total
William S. Lay	100,000	0	0	100,000
Bill H. Hill	100,000	0	0	100,000
Will W. Klein	100,000	0	0	100,000
Gary L. Sherrer	100,000	0	0	100,000
Gerald J. Kohout	100,000	0	0	100,000

Proposal Number 2 – Class A and Class B Common Stock

To ratify the selection of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

The Company’s shareholders ratified the appointment of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The votes were cast as follows:

Independent Registered		Votes	Votes	Net
Public Accounting Firm	Total	Against	Abstained	Votes For
Kerber, Eck & Braeckel LLP	4,796,198	126,364	308,453	4,361,381

Proposal Number 3 – Class A and Class B Common Stock

To approve a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 29, 2024.

The Company’s shareholders approved a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers (“Say-On-Pay”), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 29, 2024. The votes were cast as follows:

		Votes	Votes	Net
	Total	Against	Abstained	Votes For
Proposal 3: Say-On-Pay	4,796,198	255,017	506,825	4,034,356

Proposal Number 4 – Class A and Class B Common Stock

To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers (“Say-When-On-Pay”).

The Company’s shareholders approved a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers to be every three years. The votes were cast as follows:

		Votes	Votes	Votes	Votes
	Total	1 Year	2 Years	3 Years	Abstained
Proposal 4: Say-When-On-Pay	4,796,198	1,690,231	242,417	2,293,896	569,654

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: May 17, 2024	By:	/s/ Gregg E. Zahn
Gregg E. Zahn
President and Chief Executive Officer